                                  BSM BANCORP

                            1996 STOCK OPTION PLAN

                           Adopted November 12, 1996

                            Amended, March 11, 1997

                             Amended May 13, 1997


1.  PURPOSE

    The purpose of the BSM Bancorp 1996 Stock Option Plan (the "Plan") is to strengthen BSM Bancorp (the "Corporation") and those corporations which are or hereafter become subsidiary corporations by providing additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers, and key employees added incentives for high levels of performance and for unusual efforts to increase the earnings of the Corporation and any Subsidiary corporations; and to allow consultants, business associates and others with business relationships with the opportunity to participate in the ownership of the Corporation and thereby have an interest in the success and increased value of the Corporation. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers, key employees, consultants, business associates and others may purchase shares of Common Stock of the Corporation pursuant to Stock Options granted in accordance with this Plan.

    Stock Options granted pursuant to this Plan are intended to be Incentive Stock Options or Non-Qualified Stock Options, as shall be determined and designated by the Stock Option Committee upon the grant of each Stock Option hereunder.

2.  DEFINITIONS

    For the purposes of this Plan, the following terms shall have the following meanings:



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

         (a) "COMMON STOCK." This term shall mean shares of the Corporation's no par value common stock, subject to adjustment pursuant to Paragraph 14 (Adjustment Upon Changes in Capitalization) hereunder.
         (b) "CORPORATION." This term shall mean BSM Bancorp, a California corporation.
         (c) "ELIGIBLE PARTICIPANT." This term shall mean: (i) all directors of the Corporation or any Subsidiary; (ii) all full time officers (whether or not they are also directors) of the Corporation or any Subsidiary; (iii) all full time key employees (as such persons may be determined by the Stock Option Committee from time to time) of the Corporation or any Subsidiary, and
(iv) consultants, business associates or others with important business relationships with the Corporation.
         (d) "EMPLOYER." This term shall mean the Corporation, as defined herein, or any other Subsidiary of the Corporation, as appropriate, depending upon which company optionee is employed.
         (e) "FAIR MARKET VALUE." This term shall mean the fair market value of the Corporation's Common Stock as determined by any reasonable valuation method including the average of the bid price per share for the five (5) business days prior to the date of grant of the option, or in accordance with the Commissioner of Corporations Regulation Section 260.140.50, which generally provides that in determining whether the price is fair, predominant weight will be given to the following: (a) if securities of the same class are publicly traded on an active market of substantial depth, the recent market price of such securities; (b) if the securities of the same class have not been so publicly traded, the price at which securities of reasonable comparable corporations (if any) in the same industry are being traded, subject to appropriate adjustments for the dissimilarities between the corporations being compared; or (c) in the absence of any reliable indicator under subsection (a) or (b), the earnings history, book value and prospects of the issuer in light of market conditions generally.



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

         (e) "INCENTIVE STOCK OPTION." This term shall mean a Stock Option which is an "Incentive Stock Option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.
         (f) "NON-QUALIFIED STOCK OPTION."  This term shall mean a Stock
Option which is not an Incentive Stock Option.
         (g) "OPTION SHARES." This term shall mean shares of Common Stock which are covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.
         (h) "OPTIONEE." This term shall mean any Eligible Participant to whom a stock option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.
         (i) "PLAN." This term shall mean the BSM Bancorp 1996 Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.
         (j) "STOCK OPTION." This term shall mean the right to purchase from the Corporation a specified number of shares of Common Stock under the Plan at a price and upon terms and conditions determined by the Stock Option Committee.
         (k) "STOCK OPTION COMMITTEE." The Board of Directors of the Corporation may select and designate a stock option committee consisting of at least three and not more than five persons, at least two of whom are directors, having full authority to act in the matters. Regardless of whether a Stock Option Committee is selected, the Board of Directors may act as the Stock Option Committee and any action taken by the Board of Directors as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed references to the Board of Directors acting as a stock option committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between any action taken by the Board of Directors acting as a Stock Option Committee and any



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

action taken by a duly appointed Stock Option Committee, the action taken by the Board of Directors shall be controlling and the action taken by the duly appointed Stock Option Committee shall be disregarded.
         (l) "SUBSIDIARY." This term shall mean any subsidiary corporation of the Corporation as such term is defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

3.  ADMINISTRATION

         (a) STOCK OPTION COMMITTEE. This Plan shall be administered by the Stock Option Committee. The Board of Directors of the Corporation shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.
         (b) ADMINISTRATION OF THE PLAN. Any action of the Stock Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members.
    Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is in conformity with the terms and conditions of this Plan. Subject to compliance with each of the terms, conditions and restrictions set forth in this Plan, including, but not limited to, those set forth in Section 6(a)(ii) hereof, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of any Stock Options granted under the Plan, including, without limitation, the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to any individual Eligible Participant; (ii) determine the time or times when such Stock Options, or any parts thereof, may be exercised; (iii) determine and designate which Stock Options granted under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (iv) determine the Eligible Participants, if any, to whom Stock Options are granted; (v) determine the duration and purposes, if any, of leaves of absence which



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

may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan; (vi) prescribe and amend the terms, provisions and form of any instrument or agreement setting forth the terms and conditions of every Stock Option granted hereunder; and (vii) make loans to or guarantee any obligations of any Optionees, except directors, in connection with the exercise of Stock Options as specified in Section 8(d) hereof, whenever the Stock Option Committee determines that such loan or guarantee may reasonably be expected to benefit the corporation, subject to the provisions of Section 315(b) of the California General Corporations Law of 1977, as amended and subject to Regulations G, U and T promulgated by the Board of Governors of the Federal Reserve System pursuant to Section 7 of the Securities Exchange Act of 1934, if the Option Shares are listed on a stock exchange or are contained in the list of over-the-counter margin securities published by the Federal Reserve Board.
         (c) DECISIONS AND DETERMINATIONS. Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3 shall be final and conclusive so long as the same are in conformity with the terms of this Plan.

4.  SHARES SUBJECT TO THE PLAN

    Subject to adjustments as provided in Section 14 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of Stock Options granted under this Plan is limited to 30% of the issued and outstanding shares of the Corporation up to a maximum of 892,542 shares in the aggregate. If any Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised



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

in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

5.  ELIGIBILITY

    Only Eligible Participants shall be eligible to receive grants of Stock Options under this Plan.

6.  GRANTS OF STOCK OPTIONS

         (a) GRANT. Subject to the express provisions and limitations of the Plan, the Stock Option Committee, in its sole and absolute discretion, may grant Stock Options to Eligible Participants of the Corporation, for a number of Option Shares, at the price(s) and time(s), on the terms and conditions and to such Eligible Participants as it deems advisable and specifies in the respective grants.
    Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine. The Stock Option Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.
         (b) DATE OF GRANT AND RIGHTS OF OPTIONEE. The determination of the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Corporation, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Corporation and the Eligible Participant have executed and delivered the form of stock option agreement then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the



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

date on which the determination was finally made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the stock option agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.
         (c) SHAREHOLDER-EMPLOYEES.   Notwithstanding anything to the
contrary contained elsewhere herein, a Stock Option shall not be granted hereunder to an Eligible Participant who owns, directly or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or a Subsidiary corporation, unless the purchase price of the Option Shares subject to said Stock Option is at least 110% of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted.
         (d) MAXIMUM VALUE OF STOCK OPTIONS.  Except as provided in paragraph
(e) of this Section 6, the maximum aggregate Fair Market Value of Option Shares (determined as of the respective Stock Option grant dates) for which an Eligible Participant may be granted Incentive Stock Options in any calendar year shall not exceed $100,000, plus any "unused carryover amount." The unused carryover amount, determined on a yearly basis, shall be equal to one-half (1/2) of the difference between $100,000 and the aggregate Fair Market Value (determined as of the respective Stock Option grant dates) of all of the Option Shares subject to Incentive Stock Options granted to the Optionee during the calendar year under the Plan. The provisions of Section 422A(c)(4) of the Internal Revenue Code of 1986, as amended, are incorporated herein by this reference for the purpose of the determination and application of the unused carryover amount.
    The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such individual under the terms of the Plan during any calendar year is



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

limited to $100,000, but the value of stock for which options may be granted to an employee in a given year may exceed $100,000.
         (e) SUBSTITUTED STOCK OPTIONS. If all of the outstanding shares of common stock of another corporation are changed into or exchanged solely for common stock in a transaction to which Section 425(a) of the internal Revenue Code of 1986, as amended, applies, then, subject to the approval of the Board of Directors of the Bank, Stock Options under the Plan may be substituted ("Substituted Options") in exchange for valid, unexercised and unexpired stock options of such other corporation. Substituted options shall qualify as Incentive Stock Options under the Plan, provided that (and to the extent) the stock options exchanged for the Substituted Options were "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.
         (f) NON-QUALIFIED STOCK OPTIONS. All Stock Options granted by the Stock Option Committee which: (i) are designated at the time of grant as Incentive Stock Options but do not so qualify under the provisions of Section 422A of the Code or any regulations or rulings issued by the Internal Revenue Service for any reason; (ii) are in excess of the fair market value limitations set forth in Section 6(d); or (iii) are designated at the time of grant as Non-Qualified Stock Options, shall be deemed Non-Qualified Stock Options under this Plan. Non-Qualified Stock Options granted or substituted hereunder shall be so designated in the stock option agreement entered into between the Corporation and the Optionee.

7.  STOCK OPTION EXERCISE PRICE

         (a) MINIMUM PRICE. The exercise price of any Option Shares shall be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided elsewhere herein, said exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the



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Common Stock represented by the Option Share on the date of grant of the related Stock Option.
         (b) EXCHANGED STOCK OPTIONS. Where the outstanding shares of stock of another corporation are changed into or exchanged for shares of Common Stock of the Corporation without monetary consideration to that other corporation, then, subject to the approval of the Board or Directors of the Corporation, Stock Options may be granted in exchange for unexercised, unexpired stock options of the other corporation, and the exercise price of the Option Shares subject to each Stock Option so granted may be fixed at a price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Stock Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Corporation.
         (c) SUBSTITUTED OPTIONS. The exercise price of the Option Shares subject to each Substituted Option may be fixed at a price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Substituted option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation for which it was exchanged, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock.

8.  EXERCISE OF STOCK OPTIONS.

         (a) EXERCISE. Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, (i) that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that



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period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related stock option agreement, and (ii) in the case of options that are not granted to officers, directors or consultants of the Company, a minimum of 20% of the Stock Option shall be exercisable in each year over a five year period from the date the option is granted. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.
         (b) PRIOR OUTSTANDING INCENTIVE STOCK OPTIONS. Incentive Stock Options granted to an Optionee may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted (or substituted) to him or her pursuant to this Plan. The Stock Option Committee shall determine if such options shall be exercisable if there are any Incentive Stock Options previously granted (or substituted) to him or her pursuant to this Plan, and such determination shall be evidenced in the Agreement executed by the Optionee and Company. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.
         (c) NOTICE AND PAYMENT. Stock Options granted hereunder shall be exercised by written notice delivered to the Corporation specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided in Section 8(d) hereof. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Corporation, of the right to such person or persons to exercise the Stock Option. The Corporation's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Corporation shall have no obligation to an Optionee for any Option



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

Shares unless and until full payment of the exercise price is received by the Corporation in accordance with Section 8(d) hereof, and all of the terms and provisions of the Plan and the related stock option agreement have been complied with.
         (d) PAYMENT OF EXERCISE PRICE. The exercise price of any Option Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash and/or, with the prior written approval of the Stock Option Committee, in Common Stock of the Corporation which, when added to the cash payment, if any, has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised and/or, with the prior written approval of the Stock Option Committee, on a deferred basis evidenced by a promissory note, containing such terms and subject to such security as the Stock Option Committee shall determine to be fair and reasonable from time to
time, for the total option price for the number of shares so purchased.   In
addition, the Optionee shall have the right upon the exercise of a stock Option in the manner set forth above to surrender for cancellation a portion of the Stock Option to the Company for the number of shares (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Company with such notice written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares to payment of the exercise price for shares subject to the Stock Options that are being acquired upon such exercise. The term "Appreciated Value" for each share subject to this Stock Option shall mean the excess of the Fair Market Value thereof over the exercise price then in effect. No director, consultant or business associate may purchase any Stock Option on a deferred basis evidenced by a promissory note. Unless payment is on a deferred basis, payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Corporation of his intention to exercise all or part of a Stock Option. If all or part of payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to



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

have been made only upon receipt by the Corporation of all required share certificates, and all stock powers and other required transfer documents necessary to transfer the shares of Common Stock to the Corporation.
         (e) REORGANIZATION. Notwithstanding any provision in any stock option agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the Corporation's outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation to another corporation, or the acquisition of stock representing more than 50% of the voting power of the Corporation then outstanding, by another corporation or person, which would, upon consummation, result in termination of a Stock Option in accordance with
Section 15 hereof, the Stock Option shall become immediately exercisable as to all Option Shares, whether or not vested, for such period of time as may be determined by the Stock Option Committee, but in any event not less than 30 days prior to the adoption of the plan of dissolution, liquidation, reorganization, merger, consolidation, sale, or acquisition on the condition that the terminating event described in Section 15 hereof is consummated.
Any Option Shares not exercised will be terminated. If such Terminating Event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with their respective terms.
         (f) MINIMUM EXERCISE. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.
         (g) COMPLIANCE WITH LAW. No shares of Common Stock shall be issued by the Corporation upon exercise of any Stock Option, and an Optionee shall have no rights or claim to such shares, unless and until: (a) payment in full as provided in Section 8(d) hereof has been received by the Corporation; (b) in the opinion of the



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

counsel for the Corporation, all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of securities exchanges or associations on which the Corporation's Common Stock is then listed or traded, and all other requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with; and (c) if required by federal or state law or regulation, the Optionee shall have paid to the Corporation the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Corporation, in its sole discretion, to satisfy applicable income tax withholding requirements.

9.  NONTRANSFERABILITY OF STOCK OPTIONS.

    Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.

10.  CONTINUATION OF EMPLOYMENT

    Except for directors, consultants or business advisors with a written contract for any definite term, this Agreement shall not obligate the Corporation or a Subsidiary to employ Optionee. Optionee acknowledges that there is no agreement, express or implied, between Optionee and the Corporation or other Subsidiary of the Corporation for any specific period of employment, nor for continuing long-term employment. Optionee and the Employer each have a right to terminate employment, with or without cause. Optionee also acknowledges that the Employer retains the right to demote, transfer, change job duties, and change the compensation at any time with or without cause in its sole discretion.

11.  CESSATION OF EMPLOYMENT

         (a) Except as provided in Sections 8(e), 12, 13, 14 or 15 hereof, except if Optionee is granted an option as a consultant, business associate or other person or



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

entity with important business relationships with the Corporation, if, for any reason, an Optionee's status as an Eligible Participant is terminated, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or three (3) months after the Optionee's status as an Eligible Participant is terminated, whichever is earlier. During such period after Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee's status as an Eligible Participant terminated, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of consultant, business associate or other person or entity with important business relationships with the Corporation no longer doing business or otherwise terminating his or its business relationship with the Corporation.
         (b) Except if Optionee is granted an option as a consultant, business advisor, or other person or entity with important business relationships with the Corporation, and if Optionee's status as an Eligible Participant is terminated for violation of the Employer's Standards of Conduct, the Stock Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Stock Option Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as in the case of an Optionee whose status as an Eligible Participant had been terminated for a reason other than violation of the Employer's Standards of Conduct, disability or death. Reasons for termination for violation of the Employer's Standards of Conduct, shall include, but not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith, and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive.
If Optionee is granted an option as a consultant, business advisor, or other person or entity with important business relationships with the Corporation, and are not classified as eligible employees of the Corporation or any Subsidiary, this Stock Option shall not expire as a result of such Optionee's termination.

12. DEATH OF OPTIONEE

    Except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if an Optionee loses his status as an Eligible Participant by reason of death, or if an Optionee dies during the three-month period referred to in Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or one (l) year after the date of such death, whichever is earlier. If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of such Optionee's death. After such death but before such expiration, subject to the terms and provisions of the Plan and the related stock option agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee's status as an Eligible Participant had been lost.

13.  DISABILITY OF OPTIONEE

     Except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if an

Optionee is disabled while employed by or while serving as a director of the Corporation or a Subsidiary or during the three-month period referred to in
Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or one (l) year after the date of such disability, whichever
is earlier.   If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of such Optionee's disability. After such disability but before such expiration, the Optionee or a guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by the Corporation or a Subsidiary as a result of the disability. For the purpose of this Section 13, an Optionee shall be deemed to have become "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Corporation by a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

14.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     If the outstanding shares of Common Stock of the Corporation are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in an outstanding Stock Option shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Any adjustment under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share interests shall be disregarded and the fractional share interest shall be rounded down to the nearest whole number.

15.  TERMINATING EVENTS

     Not less than thirty (30) days prior to consummation of a plan of dissolution or liquidation of the Corporation, or consummation of a plan of reorganization, merger or consolidation of the Corporation with one or more corporations, as a result of which the Corporation is not the surviving corporation and the outstanding securities of the class then subject to options hereunder are changed or exchanged for cash or property or securities not of the Corporation's issue, or upon the sale of all or substantially all the assets of the Corporation to another corporation, or the acquisition of stock representing more than fifty percent (50%) of the voting power of the Corporation then outstanding by another corporation or person (the "Terminating Event"), the Stock Option Committee or the Board of Directors shall notify each Optionee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Stock Options theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons shall have the right to exercise any unexercised portions of options outstanding and not exercised, shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate and for a period of not less than 30 days, to exercise all unexercised portions of their options, including the portions which would, but for this paragraph entitled "Terminating Events," not yet be exercisable.

16.  AMENDMENT AND TERMINATION

     The Board of Directors of the Corporation may at any time and from time-to-time suspend, amend, or terminate the Plan and may, with the consent of Optionee, make such modifications of the terms and conditions of a Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 15 hereof, no amendment or modification may be adopted without the Corporation having first obtained all necessary regulatory approvals and approval of the holders of a majority of the Corporation's shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Corporation if the amendment or modification would:

     (a) materially increase the benefits accruing to participants under the Plan;

     (b) materially increase the number of securities which may be issued under the Plan;

     (c) materially modify the requirements as to eligibility for participation in the Plan;

     (d) increase or decrease the exercise price of any Stock Options granted under the Plan;

     (e) increase the maximum term of Stock Options provided for herein;

     (f) permit Stock Options to be granted to any person who is not an Eligible Participant; or

     (g) change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Plan.

     No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 16 hereof), without the consent of the Optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

17.  RIGHTS OF ELIGIBLE PARTICIPANTS AND OPTIONEES

     Neither any Eligible Participant, any Optionee or any other person shall have any claim or right to be granted any Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed or construed as giving any Eligible Participant, Optionee or any other person any right to be retained in the employ of the Corporation or any subsidiary of the Corporation. Without limiting the generality of the foregoing, there is no vesting of any right in the classification of any person as an Eligible Participant or Optionee, such classification being used solely to define and limit those persons who are eligible for consideration of the grant of Stock Options under the Plan.

18.  PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE; NOTICE OF SALE

     No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of securities exchanges upon which the stock of the Corporation is listed (if any) shall have been fully complied with. The Corporation will diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any stock is issued pursuant to options. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Corporation notice in writing of such sale or other disposition.

     The Corporation will provide to each Optionee its Annual Report as required by Section 260.140.46 of the regulations of the California Commissioner of Corporations.

19.  EFFECTIVE DATE OF THE PLAN

     The Plan shall be deemed adopted as of November 12, 1996, and shall be effective immediately, subject to approval of the Plan by the holders of at least a majority of the corporation's outstanding shares of Common Stock and approval of the Plan by the California Commissioner of Corporations.

20.  TERMINATION

     Unless previously terminated as aforesaid, the Plan shall terminate ten
(10) years from the earliest date of (i) adoption of the Plan by the Board of Directors, (ii) approval of the Plan by holders of at least a majority of the Corporation's outstanding shares of Common Stock, or (iii) approval of the Plan by the California Commissioner of Corporations. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

21.  OPTION AGREEMENT

     Each Stock Option granted under the Plan shall be evidenced by a written stock option agreement executed by the Corporation and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with the Plan.

22.  STOCK OPTION PERIOD

     Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

23.  EXCULPATION AND INDEMNIFICATION OF STOCK OPTION COMMITTEE

     In addition to such other rights of indemnification which they may have as directors of the Corporation or as members of the Stock Option Committee, the present and former members of the Stock Option Committee, and each of them, shall be indemnified by the Corporation for and against all costs, judgments, penalties and reasonable expenses, including reasonable attorney's fees, actually and necessarily incurred by them in connection with any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any act or omission of any member of the Stock Option Committee under or in connection with the Plan or any Stock Option granted thereunder; provided, however, that a member of the Stock Option Committee shall not be entitled to any indemnification whatsoever pursuant to this Section for or as a result of any act or omission of such member which was not taken in good faith and which constituted willful misconduct or gross negligence by such member; provided further, that any amounts paid by any member of the Stock Option Committee in settlement of any action, suit or proceeding for which indemnification may be sought pursuant to this Section shall be first approved in writing by independent legal counsel selected by the Corporation; and, provided further, that within thirty (30) days after institution of any action, suit or proceeding against any member with respect to which such member is entitled to indemnification hereunder, such member shall, in writing, offer the Corporation the opportunity, at its own expense, to handle (including settle) and conduct the defense thereof. The provisions of this Section shall apply to the estate, executor and administrator of each member of the Stock Option Committee.

24.  AGREEMENT AND REPRESENTATIONS OF OPTIONEE

     Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, each Optionee shall by and upon accepting a Stock Option, represent and agree in writing, for himself or herself and his or her transferees by will or the laws of descent and distribution, that he or she is a bona fide California resident, that all such Option Shares will be acquired for investment purposes and not for resale or distribution and that the optioned stock will not be transferred to a person who is not a California resident. Upon the exercise of a Stock Option, or a part thereof, the person entitled to exercise the same shall, unless waived by the Corporation, furnish evidence satisfactory to the Corporation, including written and signed representations, to the effect that he or she is a California resident, that the Option Shares are being acquired for investment purposes and not for resale or distribution, and that the Option Shares being acquired shall not be sold or otherwise transferred to any individual or entity not a resident of the State of California. Furthermore, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

and

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE

          ACT OR A DETERMINATION BY BSM Bancorp THAT REGISTRATION IS NOT REQUIRED."

     At any time that an Optionee contemplated the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer) he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of counsel for the Corporation, must be satisfied prior to the making of such disposition. Before consummating such disposition, BSM Bancorp shall determine that such disposition will not result in a violation of any state or federal securities law or regulations. The Corporation shall remove any legend affixed to certificates for Option Shares pursuant to this Section if and when all of the restrictions on the transfer of the Option Shares, whether imposed by this Plan or federal or state law, have terminated. An Optionee who thereafter sells or disposes of his shares of Common Stock will be required to notify the Corporation of such sale or disposition within five (5) days after the sale or disposition.

25.  NOTICES

     All notices and demands of any kind which the Stock Option Committee, any Optionee, Eligible Participant, or any other person may be required or desires to serve under the terms of this Plan shall be in writing and shall be served by personal service upon the respective person or by leaving a copy of such notice or demand at the address of such person as may be reflected in the records of the Corporation, or in the case of the Stock Option Committee, with the Secretary of the Corporation, or by mailing a copy thereof by certified or registered mail, postage prepaid, with return receipt requested.
 In the case of service by mail, it shall be deemed complete at the expiration of the third day after the day of mailing, except for notice of the exercise of any Stock Option and payment of the Stock Option exercise price, both of which must be actually received by the Corporation.

26.  LIMITATION OF OBLIGATIONS OF THE CORPORATION

     Any obligation of the Corporation arising under or as a result of this Plan or any Stock Option granted hereunder shall constitute the general unsecured obligation of the Corporation, and not of the Board of Directors of the Corporation, or any members thereof, the Stock Option Committee, or any member thereof, any officer of the Corporation, or any other person or any Subsidiary, and none of the foregoing, except the Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

27.  LIMITATION OF RIGHTS

     The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option. No oral or written agreement by any person on behalf of the Corporation relating to this Plan or any Stock Option granted hereunder is authorized, and such agreement may not bind the Corporation or the Stock Option Committee to grant any Stock Option to any person.

28.  SEVERABILITY

     If any provision of this Plan as applied to any person or to any circumstances shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way effect any other provision hereof, the application of any such provision in any other circumstances, or the validity of enforceability hereof.

29.  CONSTRUCTION

     Where the context or construction requires, all words applied in the plural shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter.

30.  HEADINGS

The headings of the several paragraphs of this Plan are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

31.  SUCCESSORS

     This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Corporation and any Optionee.

32.  GOVERNING LAW

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

33.  CONFLICT

     In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without limitation, any stock option agreement, the terms and provisions of this Plan shall control.

                  SECRETARY'S CERTIFICATE OF ADOPTION

           I, the undersigned, do hereby certify:

           1.  That I am the duly elected and acting Secretary of BSM Bancorp;
and

           2. That the foregoing BSM Bancorp 1996 Stock Option Plan, as amended, was duly adopted by the Board of Directors of BSM Bancorp as the Stock Option Plan for the Corporation at a meeting duly called as required by law and convened on the 13th day of May, 1997.

           IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation this 13th day of May, 1997.


                                          /s/ William L. Snelling
                                   ---------------------------------------
                                       William L. Snelling, Secretary




[SEAL]

OPTIONEES TO WHOM INCENTIVE STOCK OPTIONS ARE GRANTED MUST MEET CERTAIN HOLDING PERIOD AND EMPLOYMENT REQUIREMENTS FOR FAVORABLE TAX TREATMENT.

UNLESS OTHERWISE STATED, ALL DEFINED TERMS IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

                                  BSM BANCORP

                             STOCK OPTION AGREEMENT

                             Incentive Stock Option

                           Non-Qualified Stock Option


    THIS AGREEMENT, dated the ____ day of ____________, 19__, by and between BSM Bancorp, a California corporation (the "Corporation"), and
_____________________ (the "Optionee");

    WHEREAS, pursuant to the Corporation's 1996 Stock Option Plan (the "Plan"), the Stock Option Committee has authorized the grant to Optionee of a Stock Option to purchase all or any part of _____________________ (______) authorized but unissued shares of the Corporation's Common Stock at the price of _________________ Dollars ($_____) per share, such Stock Option to be for the term and upon the terms and conditions hereinafter stated;

    NOW, THEREFORE, it is hereby agreed:

    1. GRANT OF STOCK OPTION. Pursuant to said action of the Stock Option Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Corporation hereby grants to Optionee a Stock Option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this Reference, all or any part of ________________ (_______) Option Shares of the Corporation's Common Stock, at the price of ____________________ Dollars ($_____) per share. For purposes of this Agreement and the Plan, the date of grant shall be _________________, 19__. At the date of grant, Optionee [DOES] [DOES NOT OWN] stock possessing more than 10% of the total combined voting power of all classes of capital stock of the orporation or any Subsidiary.
    The Stock Option granted hereunder [IS] [IS NOT] intended to qualify as an Incentive Stock Option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

    2. EXERCISABILITY. This Stock Option shall be exercisable as to _________________ Option Shares on ________________, 19__, as to
__________________ Option Shares on ________________, 19__, as to
__________________ Option Shares on ________________, 19__, as to
__________________ Option Shares on ________________, 19__, and as to
_________________ Option Shares on ________________, 19__.   This Stock Option
shall remain exercisable as to all of such Option Shares until _______________, 19__ (but not later than ten (10) years from the date hereof), at which time it shall expire in its entirety, unless this Stock Option has expired or terminated earlier in accordance with the provisions hereof. Option shares as to which this Stock Option becomes exercisable may be purchased at any time prior to expiration of this Stock Option.

    3. EXERCISE OF STOCK OPTION. Subject to the provision of Paragraph 4 hereof, this Stock Option may be exercised by written notice delivered to the Corporation stating the number of Option Shares with respect to which this Stock Option is being exercised, together with cash and/or, if permitted at the time of exercise by the Stock Option Committee, shares of Common Stock of the Corporation which, when added to the cash payment, if any, have an aggregate Fair Market Value equal to the full amount of the purchase price of such Option Shares, and/or, if permitted at the time of exercise by the Stock Option Committee, and if Optionee is not also a director, consultant or business advisor of the Corporation or any of its subsidiaries, on a deferred basis evidenced by a promissory note. In addition, the Optionee shall have the right upon the exercise of this Stock Option in the manner set forth above to surrender for cancellation a portion of this Stock Option to the Company for the number of share (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Company with such notice written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares to payment of the exercise price for shares subject to this Stock Option that are being acquired upon such exercise. The term "Appreciated Value" for each share subject to this Stock Option shall mean the excess of the Fair Market Value thereof over the exercise price then in effect. Not less than ten (10) Option shares may be purchased at any one time unless the number purchased is the total number which remains to be purchased under this Stock Option and in no event may the Stock Option be exercised with respect to fractional shares. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state income taxes then due.

    4. PRIOR OUTSTANDING STOCK OPTIONS. Incentive Stock Options granted to an Optionee may be exercisable while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted to him or her pursuant to this Plan. The Stock Option Committee shall determine if such options shall be exercisable if there are any Incentive Stock Options previously granted (or substituted) to him or her pursuant to this Plan, and such determination shall be evidenced in the Agreement executed by the Optionee and the Corporation. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time.

    5. CESSATION OF EMPLOYMENT. (a) Except as provided in Paragraphs 6, 8 or 10 hereof, except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if Optionee's status as an Eligible Participant under the Plan is terminated, this Stock Option shall expire three (3) months thereafter or on the date specified in

Paragraph 2 hereof, whichever is earlier. During such period after termination of status as an Eligible Participant, except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which the Optionee's status as an Eligible Participant was terminated, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of consultant, business associate or other person or entity with important business relationships with the Corporation no longer doing business or otherwise terminating his or its business relationship with the Corporation.
    (b) TERMINATION FOR VIOLATION OF STANDARDS OF CONDUCT AS REFERENCED IN OPTIONEE'S EMPLOYEE HANDBOOK. Except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if Optionee's status as an Eligible Participant under the Plan is terminated for violation of the Employer's Standards of Conduct, this Stock Option shall automatically expire unless reinstated by the Stock Option committee within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee. In the event of such reinstatement, Optionee may exercise this Stock Option only to such extent, for such time, and upon such terms and conditions as in the case of Optionee's termination as an Eligible Participant under the Plan for a reason other than violation of the Employer's Standards of Conduct, disability or death. Termination for violation of the Employer's Standards of Conduct shall include, but not be limited to, or termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith, and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive. If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation and are not classified as eligible employees of the Corporation or its subsidiaries, this Stock Option shall not expire as a result of such Optionee's termination.

    6. DISABILITY OR DEATH OF OPTIONEE. Except if Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, if Optionee loses his or its status as an Eligible Participant under the Plan by reason of death or if Optionee is disabled while employed by the Corporation or a Subsidiary, or if Optionee dies or becomes so disabled during the three-month period referred to in Paragraph 5 hereof, this Stock Option shall automatically expire and terminate one (l) year after the date of Optionee's disability or death or on the day specified in Paragraph 2 hereof, whichever is earlier.
If Optionee is granted an option as a consultant, business associate or other person or entity with important business relationships with the Corporation, this Stock Option shall not expire as a result of such Optionee's death or disability. After Optionee's disability or death but before such expiration, the person or persons to whom Optionee's rights under this Stock Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of Optionee's estate, shall have the right to exercise this Stock Option to the extent that increments, if any, had become exercisable as of the date on which Optionee's status as an Eligible Participant under the
Plan had been terminated.   For purposes hereof, "disability" shall have the
same meaning as set forth in Section 13 of the Plan.

    7. NONTRANSFERABILITY. This Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during Optionee's lifetime only by Optionee or his or her guardian or legal representative.

    8. EMPLOYMENT. Except for directors, consultants or business advisors with a written contract for any definite term, this Agreement shall not obligate the Corporation or a Subsidiary to employ Optionee. Optionee acknowledges that there is no agreement, express or implied, between Optionee and the Corporation or other Subsidiary of the Corporation for any specific period of employment, nor for continuing long-term employment. Optionee and the Employer each have a right to terminate employment, with or without cause. Optionee also acknowledges that the Employer retains the right to demote, transfer, change job duties, and change the compensation at any time with or without cause in its sole discretion.

    9. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to the Option Shares unless and until said Option Shares are issued to Optionee as provided in the Plan. Except as provided in
Section 15 of the Plan, no adjustment will be made for dividends or other rights in respect of which the record date is prior to the date such stock certificates are issued.

    10. MODIFICATION AND TERMINATION BY BOARD OF DIRECTORS. The rights of Optionee are subject to modification and termination upon the occurrence of certain events as provided in Sections 12, 13, 14 and 15 of the Plan. Upon adoption by the requisite holders of the Corporation's outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation to, or the acquisition of stock representing more than fifty percent (50%) of the voting power of the Corporation then outstanding by another corporation or person which would, upon consummation, result in termination of this Stock Option in accordance with Section 15 of the Plan, this Stock Option shall become immediately exercisable as to all unexercised Option Shares notwithstanding the incremental exercise provisions of paragraph 2 of this Agreement for a period then specified by the Stock Option Committee, but in any event not less than 30 days, in accordance with Section 8(e) of the Plan, on the condition that the terminating event described in Section 15 of the Plan is consummated. If such terminating event is not consummated, this Stock Option shall be exercisable in accordance with the terms of the Agreement, excepting this Paragraph 10.

    11. NOTIFICATION OF SALE. Optionee agrees that Optionee, or any person acquiring Option Shares upon exercise of this Stock Option, will notify the Corporation in writing not more than five (5) days after any sale or other disposition of such Shares.

    12. REPRESENTATIONS OF OPTIONEE. No Option Shares issuable upon the exercise of this Stock Option shall be issued and delivered unless and until all requirements of applicable state and federal law and of the Securities and Exchange Commission pertaining to the issuance and sale of such Option Shares, and all applicable listing requirements of the securities exchanges, if any, on which shares of Common Stock of the Corporation of the same class are then listed, shall have been complied with. Without limiting the foregoing, the undersigned Optionee hereby agrees, represents and warrants that unless and until the shares of Common Stock covered by the Plan and issued to Optionee have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, Optionee will acquire all Option Shares upon exercise of this Stock Option for investment purposes only and not for resale or for distribution, and Optionee hereby agrees to execute and deliver to the Corporation a representation letter in the form and substance of Exhibit "A" attached hereto, and to be bound by the representations, warranties, covenants and promises contained therein. Optionee further agrees, represents and warrants that upon exercise of all or part of this Stock Option, Optionee will not transfer any such Option Shares except in compliance with said registration provisions or an applicable exemption therefrom. Upon each exercise of any portion of this Stock Option, the person entitled to exercise same shall, unless waived by the Corporation, furnish evidence satisfactory to counsel for the Corporation (including written and signed representations in the form attached hereto as Exhibit "B") that the Option

Shares are being acquired in good faith for investment purposes only and not for resale or distribution except in compliance with the state and federal requirements described above or applicable exemptions therefrom. Furthermore, the Corporation, may, if it deems appropriate, issue stop transfer instructions against any Option Shares and affix to any certificate representing such Shares the legends of the type described in Section 24 of the Plan.

    13. NOTICES. All notices to the Corporation provided for in this Agreement shall be addressed to it in care of its President or Chief Financial Officer at its principal office and all notices to Optionee shall be addressed to Optionee's address on file with the Corporation or a subsidiary corporation, or to such other address as either may designate to the other in writing, all in compliance with the notice provisions set forth in Section 25 of the Plan.

    14. INCORPORATION OF PLAN. All of the provisions of the Plan are incorporated herein by reference as if set forth in full hereat. In the event of any conflict between the terms of the Plan and any provision contained herein, the terms of the Plan shall be controlling and the conflicting provisions herein shall be disregarded.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                                     BSM Bancorp

                                                     By:
                  ----------------------------------

                                                     By:
                  ----------------------------------
                                                     OPTIONEE

                      -------------------------------------

                                  EXHIBIT "A"

                               ____________, 19__



Bank of Santa Maria
2739 Santa Maria Way
Santa Maria, California  93456

Gentlemen:

    On this ___ day of ________ 19__, the undersigned has been granted pursuant to the BSM Bancorp 1996 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between BSM Bancorp and the undersigned, dated ________ _, 19__, an option to purchase _____________ (_____) shares of the no par value Common Stock of BSM Bancorp (the "Stock").

  In consideration of the grant of such option by BSM Bancorp:

    1. I hereby represent, warrant and certify to you that I am a bona fide resident and domiciliary of the State of California and that I maintain my principal residence in the State of California.

    2. I hereby represent and warrant to you that the stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the stock to others or otherwise resell the stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

    3. I hereby acknowledge and agree that (l) the stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of BSM Bancorp to register such stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (2) that the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or BSM Bancorp determines that the transfer will not violate the Federal securities laws.

    4. I understand that the corporation is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such options to me and upon subsequently issuing any stock pursuant to the Plan without first registering the same under the Securities Act of 1933, as amended.

    5. I understand that the certificate evidencing the stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the stock is not registered under the Securities Act of 1933 and that stop transfer orders will be placed against the shares with BSM Bancorp's transfer agent.

    6.  I am registered to vote in California: Yes
                                                         No



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

    7.  I have been a resident of California for ___ years.

    8.  My permanent residence address is as follows:

                     -------------------------------
                     -------------------------------
                     -------------------------------

    9. I hereby agree to inform the Corporation if, during the term of the option, I move my principal residence outside of California.

    The agreements contained herein shall inure to benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and BSM Bancorp.

                                   Very truly yours,




         ---------------------------------------
                                        (Signature)


         ---------------------------------------
                                        (Type or Print Name)

                                  EXHIBIT "B"

                             ________________, 19__



Bank of Santa Maria
2739 Santa Maria Way
Santa Maria, California  93456

Gentlemen:

  On this ____ day of _______________, 19__, the undersigned has acquired, pursuant to the BSM Bancorp 1996 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between BSM Bancorp and the undersigned, dated __________, 19__, ___________ (_____) shares of the no par value Common Stock of BSM Bancorp (the "Stock"). In consideration of the issuance of BSM Bancorp to the undersigned said shares of its Common Stock:

    1. I hereby represent and warrant to you that the Stock will be acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

    2. I hereby represent, warrant and certify to you that I am a bona fide resident and domiciliary of the State of California and that I maintain my principal residence in the State of California.


    3. I hereby acknowledge and agree that (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of BSM Bancorp to register such stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock acquired by me is not freely tradeable and must be held by me unless traded as provided in Paragraph 4 herein or unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 or under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock to be received by me pursuant to said Plan and Agreement and that I understand the scope and effect of those restrictions.

    4. I hereby represent, warrant, and certify to the Corporation that I will not sell or otherwise dispose of all or any part of the shares of the stock being acquired by me pursuant to the Plan or any interest therein to an non-resident individual, corporation, partnership, or other form of business organization of the State of California.

    5. I hereby represent, warrant and certify to the Corporation that the information supplied to the Corporation pursuant to Exhibit "l" attached hereto is true and correct and may be relied upon by the Corporation in connection with the issuance of the Corporation's Stock to me.

    6. I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity not a bona fide resident of the State of California; and (ii) that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

    7. I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933, as amended, and that the Stock has been acquired pursuant to the representation in this letter and Exhibit "1" hereto, the Plan and the Agreement:

    "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

and

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR BY BSM Bancorp, THAT REGISTRATION IS NOT REQUIRED."

    8. I hereby agree and understand that the Corporation will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

    The agreements contained herein shall inure to benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and BSM Bancorp.

                                              Very truly yours,


                 ---------------------------------------
                                              (Signature)


                 ---------------------------------------
                                              (Type or Print Name)



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